Exhibit 99.1

Office of the US Trustee - Region 18

Seattle, Washington

Monthly Reporting Requirements

Corporations and Partnerships

All Chapter 11 debtors (other than individuals) must serve the U.S. Trustee with the documents and reports identified below no later than the 15th day of the month following the end of the month covered by the report.

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the month of: February 2013

Required Documents	Document Attached	Previously Submitted	Explanation Attached
1. Income Statement (profit and loss statement).	(X)	( )	( )
2. Comparative Balance Sheet.	(X)	( )	( )
3. Statement of Cash Receipts and Disbursements.	(X)	( )	( )
4. Statement of Aged Receivables.	(X)	( )	( )
5. Statement of Aged Payables.	(X)	( )	( )
6. Statement of Operations, Taxes, Insurance and Personnel.	(X)	( )	( )
7. Other documents/reports as required by the U.S. Trustee: None	( )	( )	( )

The undersigned certifies under penalty of perjurty (28 U.S.C. § 1746) that the information contained in this and accompanying reports is complete, true and correct to the best of my knowledge, information and belief.

By:	/s/ Shelly L. Krasselt	Dated: March 15, 2013
Controller
Title of Debtor Representative

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the period: Refer to dates below

Basis of Accounting: Accrual

		Month Ending
		November 30,	December 31,	January 31,	February 29,	March 31,	April 30,	May 31,	June 30,	July 31,	August 31,
	10/28/10-10/31/10	2010	2010	2011	2011	2011	2011	2011	2011	2011	2011
Income
Misc Income	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Gain on sale of assets	$—	$—	$37,020	$—	$—	$—	$—	$—	$—	$—	$—

Expenses
Payroll/Officer Expenses	$1,909	$3,215	$1,970	$5,750	$3,660	$5,477	$3,069	$1,550	$2,289	$557	$2,264
Occupancy	$—	$971	$595		$—	$—	$—	$—	$—	$—	$—
Director Fees	$—	$—	$750	$2,500	$3,500	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500
Investor Relations	$692	$234	$—	$—	$—	$—	$—	$—	$—	$—	$—
Service Contracts	$—	$89	$—	$—	$—	$—	$—	$—	$—	$—	$—
Ongoing Professional costs	$—	$1,646	$2,334	$12,298	$5,529	$3,995	$3,922	$2,247	$1,374	$2,707	$3,928
Professionals	$—	$—	$65,179		$—	$—	$—	$—	$—	$—	$—
Interest Expense DIP loan	$—	$1,700	$4,038	$—	$—	$—	$—	$—	$—	$—	$—
Loan Fee	$—	$100,000	$—	$—	$—	$—	$—	$—	$—	$—	$—
Special Cousel	$—	$332,726	$162,000	$16,000	$15,380	$2,000	$5,689	$(136)	$—	$—	$—
Debtor’s Counsel	$—	$75,540	$50,854	$24,139	$20,549	$17,218	$12,196	$13,824	$5,201	$—	$—
Income Tax Expense	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Expenses	$2,601	$516,121	$287,719	$60,687	$48,619	$31,190	$27,375	$19,985	$11,364	$5,764	$8,692

Net Income (Loss)	$(2,601)	$(516,121)	$(250,699)	$(60,687)	$(48,619)	$(31,190)	$(27,375)	$(19,985)	$(11,364)	$(5,764)	$(8,692)

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the period: Refer to dates below

Basis of Accounting: Accrual

	Month Ending
	September 30,	October 31,	November 30,	December 31,	January 31,	February 29,	March 31,	April 30,	May 31,
	2011	2011	2011	2011	2012	2012	2012	2012	2012
Income
Misc Income	$—	$—	$—	$—	$—	$—	$—	$—	$—
Gain on sale of assets	$—	$—	$—	$—	$—	$—	$—	$—	$—

Expenses
Payroll/Officer Expenses	$—	$13	$—	$3,924	$4	$3,193	$1	$—	$1,962
Occupancy	$—	$—	$—	$—	$—	$—	$—	$—	$—
Director Fees	$2,500	$3,500	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500
Investor Relations	$—	$—	$—	$—	$—	$—	$—	$—	$—
Service Contracts	$—	$—	$—	$—	$—	$—	$—	$—	$—
Ongoing Professional costs	$2,215	$4,975	$2,108	$1,726	$4,733	$2,116	$2,629	$3,632	$2,212
Professionals	$—	$—	$—	$—	$—	$—	$—	$—	$—
Interest Expense DIP loan	$—	$—	$—	$—	$—	$—	$—	$—	$—
Loan Fee	$—	$—	$—	$—	$—	$—	$—	$—	$—
Special Cousel	$—	$—	$—	$—	$—	$—	$—	$—	$—
Debtor’s Counsel	$—	$—	$10,753	$12,808	$—	$—	$—	$—	$—
Income Tax Expense	$—	$—	$—	$—	$—	$—	$130	$—	$—

Total Expenses	$4,715	$8,488	$15,361	$20,958	$7,237	$7,810	$5,260	$6,132	$6,675

Net Income (Loss)	$(4,715)	$(8,488)	$(15,361)	$(20,958)	$(7,237)	$(7,810)	$(5,260)	$(6,132)	$(6,675)

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

For the period: Refer to dates below

Basis of Accounting: Accrual

	Month Ending
	June 30,	July 31,	August 31,	September 30,	October 31,	November 30,	December 31,	January 31,	February 28,
	2012	2012	2012	2012	2012	2012	2012	2013	2013
Income
Misc Income	$—	$—	$—	$—	$—	$10	$—	$—	$—
Gain on sale of assets	$—	$—	$—	$—	$—	$—	$—	$—	$—

Expenses
Payroll/Officer Expenses	$2	$—	$—	$3,087	$—	$—	$—	$2,206	$—
Occupancy	$—	$—	$—	$—	$—	$—	$—	$—	$—
Director Fees	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500	$2,500
Investor Relations	$—	$—	$—	$—	$—	$—	$—	$—	$—
Service Contracts	$—	$—	$—	$—	$—	$—	$—	$—	$—
Ongoing Professional costs	$2,607	$3,176	$2,294	$2,255	$3,279	$8,213	$2,597	$3,388	$2,977
Professionals	$—	$—	$—	$—	$—	$—	$—	$—	$—
Interest Expense DIP loan	$—	$—	$—	$—	$—	$—	$—	$—	$—
Loan Fee	$—	$—	$—	$—	$—	$—	$—	$—	$—
Special Cousel	$—	$—	$—	$—	$—	$—	$—	$—	$—
Debtor’s Counsel	$84,375	$14,923	$13,808	$4,032	$1,488	$15,037	$3,316	$1,583	$1,977
Income Tax Expense	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Expenses	$89,484	$20,599	$18,602	$11,874	$7,267	$25,750	$8,413	$9,677	$7,454

Net Income (Loss)	$(89,484)	$(20,599)	$(18,602)	$(11,874)	$(7,267)	$(25,741)	$(8,413)	$(9,677)	$(7,454)

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Comparative Balance Sheet

	10/31/2010	11/30/2010	12/31/2010	1/31/2011	2/28/2011	3/31/2011	4/30/2011	5/31/2011	6/30/2011	7/31/2011
Assets
Current Assets
Cash	$97,345	$6,988,798	$6,098,902	$5,910,113	$5,896,209	$5,827,500	$5,812,289	$5,794,491	$5,632,435	$5,643,644
Investment in WIN Partners	$100,000	$100,000	$—	$—	$—	$—	$—	$—	$—	$—

Total Current Assets	$197,345	$7,088,798	$6,098,902	$5,910,113	$5,896,209	$5,827,500	$5,812,289	$5,794,491	$5,632,435	$5,643,644

Accounts/Dividend Receivable
Accrued Dividend Receivable - TRUPS prepetition	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842
Accrued Dividend Receivable - TRUPS postpetition	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Accounts Receivable	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842

Other Assets
Dashiell Insurance Policy Assignment of Benefits	$160,797	$160,797	$—	$—	$—	$—	$—	$—	$—	$—
Real Property - Prosser Building and Land	$202,184	$202,184	$—	$—	$—	$—	$—	$—	$—	$—
Deferred tax asset/other assets	$0	$0	$—	$—	$—	$—	$—	$—	$—	$—
Investment in AmericanWest Bank	$6,000,000	$6,000,000	$—	$—	$—	$—	$—	$—	$—	$—
Investment in TRUPS	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Other Assets	$7,601,981	$7,601,981	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Assets	$7,984,167	$14,875,621	$7,522,744	$7,333,956	$7,320,051	$7,251,342	$7,236,131	$7,218,333	$7,056,277	$7,067,486

Liabilities
Postpetition Liabilities:
Accounts Payable	$692	$408,266	$306,089	$177,988	$212,702	$175,184	$187,347	$189,535	$38,843	$55,815
Debtor in Possession Loan to SKBHC Hawks Nest	$—	$850,000	$—	$—	$—	$—	$—	$—	$—	$—
Stalking Horse Bid Deposit	$—	$6,150,000	$—	$—	$—	$—	$—	$—	$—	$—

Total Postpetition Liabilities	$692	$7,408,266	$306,089	$177,988	$212,702	$175,184	$187,347	$189,535	$38,843	$55,815

Prepetition Liabilities
Accounts Payable	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337
Notes Payable	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000
Rents/Leases payable	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accrued Dividend Payable	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827

Total Prepetition Liabilities	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164

Total Liabilities	$47,393,856	$54,801,430	$47,699,253	$47,571,152	$47,605,866	$47,568,348	$47,580,511	$47,582,699	$47,432,007	$47,448,979

Owner Equity
Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Common Stock	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472
Retained Deficit	$(292,892,160)	$(293,408,281)	$(293,658,981)	$(293,719,668)	$(293,768,287)	$(293,799,477)	$(293,826,852)	$(293,846,837)	$(293,858,201)	$(293,863,965)

Total Owner Equity	$(39,409,689)	$(39,925,809)	$(40,176,509)	$(40,237,196)	$(40,285,815)	$(40,317,005)	$(40,344,380)	$(40,364,366)	$(40,375,730)	$(40,381,493)

Total Liabilities and Equity	$7,984,167	$14,875,621	$7,522,744	$7,333,956	$7,320,051	$7,251,342	$7,236,131	$7,218,333	$7,056,277	$7,067,486

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Comparative Balance Sheet

	8/31/2011	9/30/2011	10/31/2011	11/30/2011	12/31/2011	1/31/2012	2/29/2012	3/31/2012	4/30/2012	5/31/2012
Assets
Current Assets
Cash	$5,634,726	$5,609,553	$5,601,052	$5,596,437	$5,547,525	$5,541,257	$5,534,018	$5,528,207	$5,522,073	$5,515,691
Investment in WIN Partners	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Current Assets	$5,634,726	$5,609,553	$5,601,052	$5,596,437	$5,547,525	$5,541,257	$5,534,018	$5,528,207	$5,522,073	$5,515,691

Accounts/Dividend Receivable
Accrued Dividend Receivable - TRUPS prepetition	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842
Accrued Dividend Receivable - TRUPS postpetition	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Accounts Receivable	$184,842	$184,842	$184,842	$184,842.03	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842

Other Assets
Dashiell Insurance Policy Assignment of Benefits	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Real Property - Prosser Building and Land	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Deferred tax asset/other assets	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Investment in AmericanWest Bank	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Investment in TRUPS	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Other Assets	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Assets	$7,058,568	$7,033,395	$7,024,894	$7,020,279	$6,971,367	$6,965,100	$6,957,860	$6,952,049	$6,945,915	$6,939,533

Liabilities
Postpetition Liabilities:
Accounts Payable	$55,590	$35,132	$35,119	$45,864	$17,910	$18,880	$19,450	$18,899	$18,897	$19,190
Debtor in Possession Loan to SKBHC Hawks Nest	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Stalking Horse Bid Deposit	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Postpetition Liabilities	$55,590	$35,132	$35,119	$45,864	$17,910	$18,880	$19,450	$18,899	$18,897	$19,190

Prepetition Liabilities
Accounts Payable	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337
Notes Payable	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000
Rents/Leases payable					$—	$—	$—	$—	$—	$—
Accrued Dividend Payable	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827

Total Prepetition Liabilities	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164

Total Liabilities	$47,448,754	$47,428,296	$47,428,283	$47,439,028	$47,411,074	$47,412,044	$47,412,614	$47,412,063	$47,412,061	$47,412,354

Owner Equity
Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Common Stock	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472
Retained Deficit	$(293,872,657)	$(293,877,372)	$(293,885,861)	$(293,901,221)	$(293,922,179)	$(293,929,416)	$(293,937,226)	$(293,942,486)	$(293,948,618)	$(293,955,293)

Total Owner Equity	$(40,390,185)	$(40,394,901)	$(40,403,389)	$(40,418,749)	$(40,439,707)	$(40,446,944)	$(40,454,754)	$(40,460,014)	$(40,466,146)	$(40,472,821)

Total Liabilities and Equity	$7,058,568	$7,033,395	$7,024,894	$7,020,279	$6,971,367	$6,965,100	$6,957,860	$6,952,049	$6,945,915	$6,939,533

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Comparative Balance Sheet

	6/30/2012	7/31/2012	8/31/2012	9/30/2012	10/31/2012	11/30/2012	12/31/2012	1/31/2013	2/28/2013
Assets
Current Assets
Cash	$5,462,443	$5,456,754	$5,451,960	$5,444,667	$5,438,339	$5,432,085	$5,335,017	$5,327,314	$5,321,459
Investment in WIN Partners	$—	$—	$—	$—	$—	$—	$—

Total Current Assets	$5,462,443	$5,456,754	$5,451,960	$5,444,667	$5,438,339	$5,432,085	$5,335,017	$5,327,314	$5,321,459

Accounts/Dividend Receivable
Accrued Dividend Receivable - TRUPS prepetition	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842
Accrued Dividend Receivable - TRUPS postpetition	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Accounts Receivable	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842	$184,842

Other Assets
Dashiell Insurance Policy Assignment of Benefits	$—	$—	$—	$—	$—	$—	$—	$—	$—
Real Property - Prosser Building and Land	$—	$—	$—	$—	$—	$—	$—	$—	$—
Deferred tax asset/other assets	$—	$—	$—	$—	$—	$—	$—	$—	$—
Investment in AmericanWest Bank	$—	$—	$—	$—	$—	$—	$—	$—	$—
Investment in TRUPS	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Other Assets	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000	$1,239,000

Total Assets	$6,886,285	$6,880,596	$6,875,802	$6,868,509	$6,862,181	$6,855,927	$6,758,859	$6,751,156	$6,745,301

Liabilities
Postpetition Liabilities:
Accounts Payable	$55,426	$70,336	$84,144	$88,725	$89,664	$109,151	$20,495	$22,468	$24,068
Debtor in Possession Loan to SKBHC Hawks Nest	$—	$—	$—	$—	$—	$—	$—	$—	$—
Stalking Horse Bid Deposit	$—	$—	$—	$—	$—	$—	$—	$—	$—

Total Postpetition Liabilities	$55,426	$70,336	$84,144	$88,725	$89,664	$109,151	$20,495	$22,468	$24,068

Prepetition Liabilities
Accounts Payable	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337	$1,337
Notes Payable	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000	$41,239,000
Rents/Leases payable	$—	$—	$—	$—	$—	$—	$—	$—	$—
Accrued Dividend Payable	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827	$6,152,827

Total Prepetition Liabilities	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164	$47,393,164

Total Liabilities	$47,448,590	$47,463,500	$47,477,308	$47,481,889	$47,482,828	$47,502,315	$47,413,659	$47,415,632	$47,417,232

Owner Equity
Preferred Stock	$—	$—	$—	$—	$—	$—	$—	$—	$—
Common Stock	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472	$253,482,472
Retained Deficit	$(294,044,777)	$(294,065,376)	$(294,083,978)	$(294,095,852)	$(294,103,119)	$(294,128,859)	$(294,137,272)	$(294,146,949)	$(294,154,402)

Total Owner Equity	$(40,562,305)	$(40,582,904)	$(40,601,506)	$(40,613,380)	$(40,620,647)	$(40,646,387)	$(40,654,800)	$(40,664,477)	$(40,671,931)

Total Liabilities and Equity	$6,886,285	$6,880,596	$6,875,802	$6,868,509	$6,862,181	$6,855,927	$6,758,859	$6,751,156	$6,745,301

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Cash Receipts

For the Month Ending: February 28, 2013

Cash Receipts

Date	Description (Source)	Amount
Beginning Cash Balance		$5,327,313.50
		$—
		$—

Total Cash Receipts		$5,327,313.50

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Cash Disbursements

For the Month Ending: February 28, 2013

Cash Disbursements

Date	Check No.	Payee	Description	Amount
2/15/2013	ACH	IRS	Payroll Tax Deposit	$377.76
2/28/2013	1253	J. Frank Armijo	February Retainer Board of Director Fee	$500.00	*
2/28/2013	1254	Kay C. Carnes	February Retainer Board of Director Fee	$500.00	*
2/28/2013	1255	Craig D. Eerkes	February Retainer Board of Director Fee	$500.00	*
2/28/2013	1256	Donald H. Swartz	February Retainer Board of Director Fee	$500.00	*
2/28/2013	1257	P. Mike Taylor	February Retainer Board of Director Fee	$500.00	*
2/28/2013	1258	Integrity Business Services	Bookkeeping Services	$210.00	*
2/28/2013	1259	IST Shareholder Services	Transfer Agent fees-February/out-of-pocket for January	$2,338.80	*
1/31/2013	1260	RR Donnelley	EDGAR Prep and transmission	$428.00	*

Total Cash Disbursements				$5,854.56

Adjustments (explain)				$—

Ending Cash Balance (must be reconciled to the bank statement for account cited above)				$5,321,458.94

*	Noted amounts have not yet cleared the bank statement. Items below remain outstanding from prior months:

Date	Check No.	Payee	Description	Amount

3370-0.56-43405N11.n01 1 of 1 A

AMERICANWEST BANCORPORATION ATTN: SHELLY KRASSELT 110 S FERRALL SPOKANE WA 99202	3370	Feb 28, 2013 Pg 1 of 1

Small Business Free Checking
02/01/2013 Beginning Balance		5,334,042.13
0 Deposits/Other Credits	+	.00
11 Checks/Other Debits	-	7,106.39
02/28/2013 Ending Balance 28 Days in Statement Period		5,326,935.74

Checks listed in numerical order;			(*) indicates gap in sequence
Check	Date	Amount	Check	Date	Amount
1243	02/07	1,046.65	1248	02/04	500.00
1244	02/05	768.97	1249	02/04	500.00
1245	02/14	500.00	1250	02/05	255.88
1246	02/05	500.00	1251	02/05	1,641.13
1247	02/06	500.00	1252	02/07	516.00

Other Debits
02/15/2013 ACH Payment					377.76
IRS		USATAXPYMT

Daily Ending Balance
02/01	5,334,042.13	02/06	5,329,376.15	02/14	5,327,313.50
02/04	5,333,042.13	02/07	5,327,813.50	02/15	5,326,935.74
02/05	5,329,876.15

PLEASE SEE IMPORTANT INFORMATION ON THE REVERSE SIDE

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Aged Receivables

For the month ending February 28, 2013

Total Due	Current	Past Due	Past Due	Past Due
	(0-30 Days)	(31-60 Days)	(61-90 Days)	(91 & Over)
Prepetition
$ —	$—	$—	$—	$—

Postpetition
$ —	$—	$—	$—	$—

Totals
$ —	$—	$—	$—	$—

Accounts Receivable Reconciliation
Opening Balance	$—
New Accounts this Month	$—
Balance	$—
Amount Collected on Prior Accounts	$—
Closing Balance	$—
Check Figure	$—

Office of the US Trustee - Region 18

Seattle, Washington

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

Statement of Aged Payables

For the month ending February 28, 2013

NOTE: Schedule only includes postpetition debts.

Account Name	Description	Total Due	Current	Past Due	Past Due	Past Due
			(0-30 Days)	(31-60 Days)	(61-90 Days)	(91 & Over)
	Foster Pepper	$6,875.65	$ 1,977.15	$1,583.00	$3,315.50	$—
	Morrison Foerster	$4,179.78	$ —	$—	$—	$4,179.78
	Sandler O’Neil	$13,000.00	$ —	$—	$—	$13,000.00
	Taxing authorities for payroll taxes withheld and accrued	$12.23	$ —	$12.23	$—	$—

	Totals	$24,067.66	$ 1,977.15	$1,595.23	$3,315.50	$17,179.78

	Accounts Payable Reconciliation
	Opening Balance	$22,468.27
	Total New Indebtedness Incurred this Month	$1,977.15

	Balance	$24,445.42

	Amount paid on Prior Accounts Payable	$377.76

	Closing Balance	$24,067.66

Office of the US Trustee - Region 18

Seattle, Washington

Statement of Operations, Taxes, Insurance and Personnel

For the Month Ending: February 28, 2013

Debtor Name: AmericanWest Bancorporation

Case Number: 10-06097-PCW11

1. What efforts have been made toward presentation of a plan to the creditors?

As part of the dispute between the competing plans of Holdco and the Debtor, the Debtor, the Committee and Holdco entered into a mediation agreement. The mediation was approved by Bankruptcy Judge Williams and is being handled by Federal Judge Michael Hogan and Ford Elsaesser, Esq. Matters regarding confirmation of the Holdco Plan and approval of its disclosure statement are held in abeyance during the mediation. Mediation has commenced and the mediators are expected to issue a decision in early March, 2013.

2. Has the Debtor in Possession, subsequent to the filing of the petition, made any payments on its prepetition unsecured debt, except as have been authorized by the Court?

☐ : Yes
☒ : No	Identify amount, who was paid and the date paid: N/A

3. Provide a narrative report of significant events and events out of the ordinary course of business:

None

4. List any payments during this period on debt that has been personally guaranteed by any principal, partner or officer of the business.

None

5. If assets have been sold in other than the ordinary course of business, please provide details as to the asset sold, date of sale, total sales price, deductions (i.e. commissions), and net amount received.

None

6. STATUS OF TAXES

FEDERAL TAXES	AMOUNT WITHHELD OR ACCRUED	AMOUNT PAID	DATE PAID	POSTPETITION TAXES PAST DUE
FICA	$—	$311.76	2/15/2013	$—
Withholding	$—	$66.00	2/15/2013	$—
Unemployment	$12.23	$—	N/A	$—
Income	$—	$—	N/A	$—
Other	$—	$—	N/A	$—

STATE TAXES

Dept. of Labor and Industries	$—	$—	N/A	$—
Income	$—	$—	N/A	$—
Employment Sec.	$—	$—	N/A	$—
Dept. of Revenue	$—	$—	N/A	$—
B&O	$—	$—	N/A	$—
Sales	$—	$—	N/A	$—
Excise	$—	$—	N/A	$—

OTHER TAXES

City Business/License	$—	$—	N/A	$—
Personal Property	$—	$—	N/A	$—
Real Property	$—	$—	N/A	$—
Other (List)	$—	$—	N/A	$—

Explain reason for any past due postpetition taxes:

N/A

7. SCHEDULE OF SALARY AND OTHER PAYMENTS TO PRINCIPALS / EXECUTIVES / INSIDERS*

Payee Name	Position	Nature of Payment	Amount
Patrick J. Rusnak	CEO and President	Services Performed	$—
Shelly L. Krasselt	Controller	Services Performed	$—

*	List accrued salaries whether or not paid and any draws of any kind or perks such as car, etc. made to or for the benefit of any proprietor, owner, partner, shareholder, officer, director or insider.

8. SCHEDULE OF PAYMENTS TO ATTORNEYS AND OTHER PROFESSIONALS

	Appointment Date	Amount Paid This Month	Date of Court Approval	Aggregate Received	Estimated Balance Due
Debtor’s Counsel	11/17/2010	$—	12/12/2012	$362,213	$6,876
Counsel For Unsecured Creditors’ Committee		$—		$—	$—
Trustee’s Counsel		$—		$—	$—
Accountant	12/9/2011	$—	12/12/2012	$6,150	$—
Special Counsel	11/2/2010	$—	6/2/2011	$544,000	$4,180
Financial Advisor	11/2/2010	$—	*	$52,179	$13,000

*	Paid per 12/14/2010 interim payment order.

Identify fees accrued but not paid during the month: Debtors Counsel $1,977.15; Special Counsel $0.

9. Please explain any changes in insurance coverage that took place this month.

None

10. Personnel

	Full Time	Part Time
Total number of employees at beginning of period	0	2
Number hired during the period	0	0
Number terminated or resigned during the period	0	0
Total number of employees on payroll at period end	0	2

Total payroll for the period	$—